Commitment and Contingencies	12 Months Ended
Jan. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Leases
The Company leases office space under various noncancelable operating leases with varying lease expiration dates through 2024. Certain leases contain renewal options for the Company to extend the lease term and escalation clauses.
Rent expense for the fiscal years ended January 31, 2022, 2021 and 2020, net of sublease income of $0.3 million, $1.3 million and $1.3 million, respectively, was $3.1 million, $3.0 million and $3.8 million, respectively.
Future minimum lease payments under noncancelable office leases as of January 31, 2022 are as follows:

(in thousands)
2023	$5,359
2024	1,729
2025	—
2026	—
2027	—
Thereafter	—
Total minimum lease payments	$7,088
Launch and Ground Station Services
The Company has purchase commitments for future satellite launch services and ground station services, including leases, to be performed by third- parties subsequent to January 31, 2022. Future purchase commitments under noncancelable launch service and ground station service contracts as of January 31, 2022 are as follows:

(in thousands)	Launch	Ground Station
2023	$1,025	$2,406
2024	1,200	985
2025	—	686
2026	—	402
2027	—	76
Thereafter	—	—
Total purchase commitments	$2,225	$4,555
Other
The Company has minimum purchase commitments for hosting services from Google through January 31, 2028. Future minimum purchase commitments under the noncancelable hosting service agreement as of January 31, 2022 is as follows:

(in thousands)
2023	$25,379
2024	28,050
2025	30,120
2026	31,190
2027	32,725
Thereafter	33,427
Total purchase commitments	$180,891
Contingencies
The Company is not a party to any material legal proceedings and is not aware of any pending or threatened claims, individually or in the aggregate, that are expected to have a material adverse impact on its consolidated financial statements as of each reporting period. From time to time however, the Company may have certain contingent liabilities that arise in the ordinary course of business activities including those arising from disputes and claims and events arising from revenue contracts entered into by the Company. The Company accrues a liability for such matters when it is probable that future expenditures will be made and such expenditures can be reasonably estimated.
Indemnification
The Company enters into standard indemnification arrangements in the ordinary course of business. Pursuant to these arrangements, the Company indemnifies, holds harmless, and agrees to reimburse the indemnified parties for losses suffered or incurred by the indemnified party, in connection with any trade secret, copyright, patent, or other intellectual property infringement claim by any third-party with respect to its technology. The term of these indemnification agreements is generally perpetual after the execution of the agreement. The Company has not incurred costs to defend lawsuits or settle claims related to these indemnification agreements. In the event that one or more of these matters were to result in a claim against the Company, an adverse outcome, including a judgment or settlement, may cause a material adverse effect on the Company’s future business, operating results or financial condition. It is not possible to determine the maximum potential amount under these contracts due to the limited history of prior indemnification claims and the unique facts and circumstances involved in each particular agreement.
The Company has entered into indemnification agreements with its directors and officers that may require the Company to indemnify them against liabilities that may arise by reason of their status or service as directors or officers, other than liabilities arising from willful misconduct of the individual.
To date, we have not incurred any material costs, and have not accrued any liabilities in the consolidated financial statements as a result of these provisions.